Exhibit 10.10

LA ROSA HOLDINGS CORP.

CONVERTIBLE NOTE PURCHASE AGREEMENT

July 22, 2021

La Rosa Holdings Corp. Convertible Note Purchase Agreement

LA ROSA HOLDINGS CORP.

CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (the “Agreement”) is made as of the 22 day of July, 2021 by and among La Rosa Holdings Corp., a Nevada corporation (“LRHC” or the “Company”), and the Subscriber(s) listed on Exhibit A attached to this Agreement (the “Subscriber”). Each of the Company and a Subscriber is a “party” to this Agreement, and one or more of them are the “parties” hereto.

RECITALS

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(a)(2) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Company is seeking funding of up to Five Hundred and Fifty Thousand Dollars and 00/100 ($550,000) (the “Offering Amount”), in a private placement offering as more particularly described below (the “Offering”); provided that the Company may, in its sole discretion increase or decrease the Offering Amount with notice to the Subscriber;

WHEREAS, pursuant to the Offering, the Company shall, against payment therefor, issue and sell to the Subscriber, and the Subscriber shall purchase, as provided herein, the Company’s interest bearing convertible promissory note maturing upon the earlier of: (i) the date that the Company’s common stock, $0.0001 par value per share (“Common Stock”) becomes listed for trading on a national securities exchange (including the Nasdaq), or (ii) July 6, 2022 (the “Maturity Date”), substantially in the form of Convertible Promissory Note attached hereto as Exhibit B (the “Note”);

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscriber hereby agree as follows:

AGREEMENT

1.            Purchase and Sale of Notes.

(a)          Sale and Issuance of the Note. The Subscriber, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase, at the Closing (defined below), the Note at 100% of the principal amount set forth on the first page of such Note (the “Purchase Price”). This subscription is submitted to the Company in accordance with and subject to the terms and conditions described in this Agreement. The Subscriber’s obligations hereunder are several and not joint obligations, and no Subscriber shall have any liability to any person or entity (“Person”) for the performance or non-performance of any obligation by any other Subscriber hereunder.

(b)          Subscription Proceeds. All subscription proceeds received upon acceptance of the subscription by the Company at the Closing shall be deposited directly into the Company’s operating account. Following payment by the Company of its costs and expenses such funds will be used by the Company for general working capital purposes.

(c)          Payment. Payment of the Purchase Price shall be due and payable upon execution and delivery of this Agreement by the Subscriber to the Company, directly to a bank account noticed by the Company to the Subscriber prior to the Closing Date.

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(d)          Acknowledgement. By executing this Agreement, the Subscriber acknowledges that: (i) the Subscriber: (A) is a sophisticated investor, who is able to financially afford the loss of its entire investment, (B) has performed its own due diligence of the Company, its management and this Offering; (C) has been informed of various matters, and has had the opportunity to ask Company management questions, relating to the Company, its business, management, financial condition, and prospects, including but not limited to, this Agreement and the Note (together, the “Offering Documents”) to its satisfaction; (ii) the Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act; (iii) the Subscriber is not and has not been the subject of any “bad actor disqualifying event,” as described in Rule 506(d) of Regulation D; and (iv) the Subscriber has relied upon its own determination and the advice of its legal counsel, accountants, financial and tax advisers and other “purchaser representatives” regarding its decision to purchase the Note, and not on the Company or any placement agent or any counsel or representative thereof.

(e)          Mandatory Conversion. Prior to the Maturity Date, the Note shall convert automatically, without the need for action on the part of any party, into shares of the Company’s Common Stock on the date of the closing of the Company’s initial public offering of its Common Stock pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (“IPO”) at a price per share equal to the IPO share purchase price to the public multiplied by 0.80 (“Mandatory Conversion Price”). Shares that are issued pursuant to this Sections 1(e) are referred to herein as the “Conversion Shares.”

(f)          Closing; Delivery. The sale of the Note by the Company to the Subscriber shall occur at one or more closings of the Offering on a date or dates selected by the Company after the satisfaction of all conditions to its obligation to close as set forth in Section 5, provided that any such closing date shall not exceed ten (10) days after all conditions to the Company’s obligations to close have been satisfied, unless the Company rejects the subscription in whole or in part by written notice to the Subscriber and the return of the Subscriber’s Purchase Price payment (without deduction and without interest) within such time period (each a “Closing” and the date of such Closing, the “Closing Date”). Closing on the sale of the Note shall be consummated on such date as the Company accepts the Subscriber’s offer to purchase the Note as evidenced by the Company’s counter-execution of the signature page to this Agreement. The Company shall, promptly thereafter, deliver to the Subscriber: (A) the fully executed Agreement, and (B) a fully executed Note.

2.           Representations and Warranties of the Company. The Company hereby represents and warrants to each Subscriber that as of the date of this Agreement and as of the Closing Date:

(a)          Organization, Good Standing and Qualification. LRHC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. LRHC is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties (“Material Adverse Effect”). LRHC has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Offering Documents and to perform the provisions hereof.

 (b)          Authorization. The Offering Documents have been duly authorized by all necessary corporate action of the Company, including but not limited to any stockholder approval, and when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

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(c)          Capitalization.

(i) As of the date hereof, the authorized capital stock of LRHC consists of: (A) Common Stock, 250,000,000 shares authorized; 30,000,000 shares issued and outstanding all of which are owned by Mr. Joseph La Rosa; and (B) 50,000,000 shares of preferred stock, $0.0001 par value per share, authorized, of which 2,000 shares have been designated as Series X Super Voting Preferred Stock all of which are issued and outstanding and owned by Mr. Joseph La Rosa.

(ii) LRHC has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of LRHC on any matter (“Voting Company Debt”). There are not, as of the date hereof, any options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, contracts, arrangements or undertakings of any kind to which LRHC is a party or by which it is bound (A) obligating LRHC to issue, deliver or sell or cause to be issued, delivered or sold, additional shares of capital stock of, or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of, or other equity interest in, LRHC or any Voting Company Debt, or (ii) obligating the LRHC to issue, grant, extend or enter into any such option, warrant, right, security, unit, commitment, contract, arrangement or undertaking. As of the date hereof, there are not any outstanding contractual obligations of LRHC to repurchase, redeem or otherwise acquire any shares of capital stock of LRHC. There are no proxies, voting trusts or other agreements or understandings to which LRHC is a party or is bound with respect to the voting of the capital stock of, or other equity interests in, the LRHC.

(iii) No Person has any right to cause the Company to effect the registration under the Securities Act of any shares of the Common Stock. No Person has any preemptive rights under LRHC’s organizational documents or any contract, agreement or arrangement.

(d)           No Conflicts. Except as set forth in the Offering Documents, the execution, delivery and performance of the Offering Documents by the Company, the consummation by the Company of the transactions contemplated by the Offering Documents, and the issuance of the Note and the Conversion Shares (together, the “Securities”), and the performance by the Company of its obligations under the Offering Documents, will not: (a) result in a violation of the Company’s Amended and Restated Articles of Incorporation or the Company’s By-Laws, (b) conflict with, or constitute a default or an event which with notice or lapse of time or both would become a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, note and/or other indebtedness, lease, license or instrument, or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected. The Company owns or possesses all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, without known conflict with the rights of others, necessary or appropriate to conduct its business as presently conducted.

(e)          Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Offering Documents. Except as otherwise provided in the Offering Documents, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the foregoing.

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(f)          No General Solicitation. None of the Company, any of its affiliates, and any Person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares.

(g)          No Integrated Offering. None of the Company, any of its affiliates, and any Person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Note or the Conversion Shares under the Securities Act by causing this Offering of the Note to be integrated with prior offerings by LRHC for purposes of the Securities Act or any applicable stockholder approval provisions, including without limitation, under the Company’s organizational documents or otherwise. None of the Company, its affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Note or Conversion Shares under the Securities Act by causing the Offering of the Note and Conversion Shares to be integrated with other offerings, or otherwise.

(h)          Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body, or arbitrator pending or, to the knowledge of the Company, threatened against the Company or any of the Company’s officers or directors in their capacities as such.

(i)          Title to Properties. The Company has good and marketable title to all material properties and tangible assets owned by it, free and clear of all liens, charges, encumbrances or restrictions, except as such as are not significant or important in relation to the Company’s business; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and to the Company’s knowledge no material claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease. The Company owns, leases or licenses all such properties as are necessary to its operations.

(j)          Securities Law Compliance. The offer, offer for sale, and sale of the Note and the Conversion Shares have not been registered with the SEC. The Note and the Conversion Shares are to be offered, offered for sale and sold in reliance upon the exemptions from the registration requirements of Section 5 of the Securities Act. The Company will conduct the Offering in compliance with the requirements of Regulation D under the Securities Act in partial reliance on the representations of the Subscriber, and the Company will file all appropriate notices of offering with the SEC and the states of residence of the Subscriber.

(k)           Issuance of Conversion Shares. The issuance, sale and delivery of the Conversion Shares has been duly authorized and reserved for issuance by all requisite corporate action by the Company and, upon issuance in accordance with the Offering Documents, shall be: (a) duly authorized, validly issued, fully paid and non-assessable, (b) free from all taxes, liens and charges with respect to the issue thereof except that may be created by the Subscriber, and (c) entitled to the rights and preferences set forth in this Agreement and the Note. Assuming (i) the accuracy of the information provided by the respective Subscribers in this Agreement, and (ii) that all of the offerees and Subscribers are “accredited investors” as such term is defined in Rule 501 of Regulation D, the offer and sale of the Note and the Conversion Shares pursuant to the terms of this Agreement are and will be exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder. The Company is not disqualified from the exemption under Regulation D by virtue of the disqualification contained in Rule 507 thereof or otherwise, and none of the promoters, officers or directors of the Company are “bad actors” as defined in Rule 506 under Regulation D.

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(l)          Intellectual Property. The Company owns or possesses sufficient legal rights to all trademarks, service marks, trade names, domain names, copyrights, trade secrets, licenses, information, proprietary rights and processes, and patents (in each instance, as used by it in connection with its business) without any known conflict with, or infringement of, the rights of others, which represent all intellectual property rights necessary to the conduct of the Company’s business as now conducted and as presently contemplated to be conducted, the lack of which would have a Material Adverse Effect. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, domain names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity, except, in either case, for agreements between the Company and its own directors, employees or consultants and/or standard end-user, object code, internal-use software license and support/maintenance agreements. No product of the Company infringes in any respect with any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(m)           Taxes. (i) The Company has timely filed or caused to be timely filed with the appropriate taxing authority all material tax returns that are required to be filed by, or with respect to, the Company (taking into account any applicable extension of time within which to file), and all such tax returns were complete and accurate in all material respects.

(ii) All material taxes and tax liabilities of the Company that are due and payable (whether or not shown on any tax returns) have been paid except for such taxes being contested, or that will be contested, if necessary, in each case, in good faith, and, in each case, for which adequate reserves have been established on the books and records of the Company in accordance with generally accepted accounting principles (“GAAP”).

(n)          Compliance with Laws; Permits. (i) The Company has not violated and is in compliance with all applicable laws, except for any violation that, individually or in the aggregate, has not had, or would not reasonably be expected to have, a Material Adverse Effect or would not reasonably be expected to prevent or materially delay consummation of this Agreement or the other transactions contemplated by this Agreement.

(ii) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or prevent or materially delay consummation of this Agreement or the other transactions contemplated by this Agreement, the Company: (A) has all Permits required to conduct its business as now conducted, and (B) is in compliance with all such Permits. Except as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, all of the Company’s Permits are valid and in full force and effect, no default (with or without notice, lapse of time or both) has occurred under any such Permits and no limitation, restriction, suspension, cancellation, revocation, withdrawal, modification or non-renewal of any such Permit is pending or, to the knowledge of the Company, threatened, and to the knowledge of the Company, no event has occurred that would result in the limitation, restriction, suspension, cancellation, revocation, withdrawal, modification or non-renewal of any such Permit.

(o)          Brokers. Neither the Company nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated herein.

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(p)          Disclosure. None of the representations and warranties of the Company appearing in this Agreement or any information appearing in any Exhibit hereto, when considered together as a whole, contains, or on any Closing Date will contain, any untrue statement of a material fact or omits, or on any Closing Date will omit, to state any material fact required to be stated herein or therein in order for the statements herein or therein, in light of the circumstances under which they were made, not to be misleading.

3.           Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company that:

(a)          Authorization. Each Subscriber is a limited liability company, partnership, corporation or other entity duly organized, validly existing and in good standing under the laws of the State of their organization and each has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted. This Agreement, when executed and delivered by the Subscriber, will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(b)          Purchase Entirely for Own Account. This Agreement is made with the Subscriber in reliance upon the Subscriber’s representation to the Company, which by the Subscriber’s execution of this Agreement, the Subscriber hereby confirms, that the Note to be acquired by the Subscriber will be acquired for investment for the Subscriber’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Subscriber further represents that the Subscriber does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such person or to any third Person, with respect to any of the Securities. The Subscriber has not been formed for the specific purpose of acquiring any of the Securities.

(c)          Knowledge. The Subscriber is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. By executing and delivering this Agreement, the Subscriber acknowledges and agrees that it has not received any private placement memorandum or prospectus for the Offering but has instead performed and relied solely upon its own due diligence on the Company, its management and this Offering to its satisfaction, that it has had the opportunity to request and review such documents as the Company has been able to provide without undue effort or expense and to ask questions about Company, its management and this Offering to Company management and is satisfied with its review of such documents and with such answers, and has had the opportunity to obtain the advice of its own counsel, accountants, tax or financial advisor(s) or “purchaser representative” as defined in Regulation D under the Securities Act. The Subscriber has not utilized or relied upon any other information, document, instrument, discussion or otherwise, whether from the Company or any other Person, in making its decision to purchase the Note.

(d)          Restricted Securities. The Subscriber understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Subscriber’s representations as expressed herein. The Subscriber understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Subscriber must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities,

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or an exemption from such registration and qualification requirements is available. The Subscriber further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Subscriber’s control, and which the Company is under no obligation and may not be able to satisfy. Therefore, the Subscriber acknowledges that it will be required to hold the Securities for an indefinite period of time after purchase.

(e)          No Public Market. The Subscriber understands that no public market now exists for any of the Securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Securities.

(f)           Legends. The Subscriber understands that the Securities, and any securities issued in respect thereof, or exchange therefor, may bear one or all of the following legends:

(i)       “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)       Any legend required by the Blue-Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legend.

(g)          Accredited Investor. The Subscriber is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

4.           Conditions of the Subscribers’ Obligations at Closing. The obligations of each Subscriber to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by the Subscriber:

(a)          Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(b)          Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained by the Company and be effective as of the Closing.

5.           Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Subscriber under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a)          Representations and Warranties. The representations and warranties of each Subscriber contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

(b)          Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

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(c)          Delivery. The Subscriber shall have delivered :(i) to the Company a dated and executed signature page to this Agreement, with all blanks properly completed; and (ii) the Purchase Price to the Trust Account.

6.           Covenants of the Company. Until all Notes have been paid in full, the Company:

(a)         will, and will cause each of its subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the ;

(b)          will, and will cause each of its subsidiaries to, operate its business in the usual and customary matter, and maintain its relationships with its employees, customers, vendors and suppliers and will, and will cause each of its subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(c)           will not and will not permit any subsidiary to engage in any business if, as a result, the general nature of the business in which the Company and its subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its subsidiaries, taken as a whole, are engaged on the date of this Agreement;

(d)           will, and will cause each of its subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated;

(e)          will, and will cause each of its subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a lien on properties or assets of the Company or any subsidiary, provided that neither the Company nor any subsidiary need pay any such tax, assessment, charge, levy or claim if: (i) the amount, applicability or validity thereof is contested by the Company or such subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such subsidiary, or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect;

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(f)          will at all times preserve and keep in full force and effect its corporate existence and will at all times preserve and keep in full force and effect the limited liability company existence of each of its subsidiaries (unless merged into the Company or a wholly-owned subsidiary) and all rights and franchises of the Company and its subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate or limited liability company existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect;

(g)          will, and will cause each of its subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any governmental authority having legal or regulatory jurisdiction over the Company or such subsidiary, as the case may be;

(h)          will not, and will not permit any subsidiary to, sell, lease or otherwise dispose of more than forty percent (40%) of the assets of the Company and its subsidiaries on a consolidated basis unless the Company utilizes the net proceeds received from such sale, lease or other disposition to pay or pre-pay all of the then outstanding principal and accrued and unpaid interest and any fees due and payable on all of the Notes then outstanding;

(i)          will not, and will not permit any of its subsidiaries to, consolidate with or merge with any other Person unless prior to the date of the consummation of such merger or consolidation, the Company pays or pre-pays all of the then outstanding principal and accrued and unpaid interest and any fees due and payable on all of the Notes then outstanding;

(j)          will not, and will not permit any of its subsidiaries to, take any action or omit to take any action that would circumvent the covenants set forth herein or create substantial doubt as to whether the Company will, at any time after the Closing Date, be able to pay the Note prior to the Maturity Date; and,

(k)          will at all times reserve and keep available out of its authorized but unissued shares of Common Stock, as applicable, solely for the purpose of effecting the conversion of the Note into Conversion Shares, such number of shares of its duly authorized shares of Common Stock as will from time to time be sufficient to effect the conversion of the Note into Conversion Shares in full. If at any time the number of authorized but unissued Common Stock is not sufficient to effect the conversion of the Note into Conversion Shares, the Company will take such action as may, in the reasonable opinion of its counsel, be necessary to increase its authorized but unissued Common Stock to such number as is sufficient for such purpose, including engaging in commercially reasonable efforts to obtain the requisite stockholder approval of any necessary amendment to its certificate of incorporation. The Company further agrees that all Conversion Shares that may be issued upon the conversion of the rights represented by the Note will be duly authorized and will be validly issued, fully paid and non-assessable, free from all taxes, liens, charges and preemptive rights with respect to the issuance thereof, other than restrictions imposed by federal and state securities laws.

 7.          Registration; Exchange; Substitution of the Notes.

(a)            LRHC shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and LRHC shall not be affected by any notice or knowledge to the contrary.

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(b)            Upon surrender of any Note to LRHC at LRHC’s principal executive office as set forth in Section 8, addressed and to the attention of the designated officer (all as specified in Section 8(f), for registration of transfer or exchange or conversion (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten (10) Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note originally issued hereunder. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 3. For purposes of this Agreement, a “Business Day” is any day other than a Saturday, Sunday or Federally observed holiday.

(c)            Upon receipt by LRHC of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note, and (i) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or (ii) in the case of mutilation, upon surrender and cancellation thereof, LRHC at its own expense shall execute and deliver not more than five (5) Business Days following satisfaction of such conditions, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

8.           Miscellaneous.

(a)          Lock-Up Agreement. Upon the request of either the Company’s managing underwriter or the Company’s Board of Directors (the “Board”), the Subscriber shall execute an agreement in a form and substance satisfactory to such managing underwriter or the Board, not to sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale of, any Common Stock or other securities of the Company held by the Subscriber, including the Conversion Shares (the “Restricted Securities”), during the one hundred eighty (180)-day period following the effective date of the Company’s first firm commitment underwritten public offering of its Common Stock (or such longer period as the managing underwriter or the Company will request in order to facilitate compliance with applicable FINRA rules). The Subscriber agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter that are consistent with the foregoing or that are necessary to give further effect to the foregoing provision. The Company may impose stop-transfer instructions with respect to the Subscriber’s Restricted Securities until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section and have the right, power, and authority to enforce the provisions hereof as though they were a party to this Agreement.

 (b)          Survival; Breach. Sections 2, 3 6, 7, and this Section 8 shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Subscriber of any Note or portion thereof or interest therein and the payment of any Note or the conversion of the Notes and may be relied upon by LRHC and any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Subscriber or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Any breach of such representations, warranties and/or covenants of this Agreement shall be considered to be an Event of Default under the Note and a breach of this Agreement.

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(c)          Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto. This Agreement is not assignable by the Company and is assignable by the Subscriber only upon the proper and lawful transfer of the Note. This Agreement shall inure to the benefit of the Subscriber’s successors, heirs, personal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(d)          Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of law.

(e)          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Executed counterparts of this Agreement may be delivered by facsimile transmission or by delivery of a scanned counterpart in portable document format (PDF) by e-mail. The signatures in the facsimile or PDF data file will be deemed to have the same force and effect as if the manually signed counterpart had been delivered to the other party in person.

(f)          Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(g)          Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient upon confirmation of receipt, and if not sent during normal business hours, then on the recipient’s next business day upon confirmation of receipt, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth below, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section. If notice is given to the Company to 1420 Celebration Boulevard, Suite 200, Celebration, Florida 34747, Attn: Joseph La Rosa, Chief Executive Officer, fax: ______; email joe@larosarealtycorp.com, with a copy (which shall not constitute notice) shall also be sent to Ross Carmel, Esq., Carmel, Milazzo & Feil LLP, 55 West 39th Street, 18th Floor, New York, New York 10018; email: rcarmel@cmfllp.com, fax: 646-838-1314, and if notice is given to the Subscriber, a copy (which shall not constitute notice) to__________, _____________, Attention: _________; email:__________, fax: ________.

(h)          Finder’s Fee. Each Subscriber agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a placement agent’s or finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which each Subscriber or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Subscriber from any liability for any commission or compensation in the nature of a placement agent’s or finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

La Rosa Holdings Corp. Convertible Note Purchase Agreement

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(i)          Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the then outstanding principal balance of the Notes. Any amendment or waiver effected in accordance with this Section 8(h) shall be noticed in writing to all Note holders and shall be binding upon each Subscriber and each transferee of the Securities, each future holder of all such Securities, and the Company.

(j)          Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(k)          Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

(l)          Exculpation Among Subscribers. Each Subscriber acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Subscriber agrees that no Subscriber nor any of the respective controlling persons, officers, directors, partners, agents, or employees thereof shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

(m)          Stockholders, Officers and Directors Not Liable. In no event shall any stockholder, officer or director of the Company be liable for any amounts due or payable pursuant to the Note.

(n)          Counsel Waiver. By their signature below, the Company and the Subscriber acknowledges that the law firm of Carmel, Milazzo & Feil LLP (the “Firm”), the attorneys who has drafted this Agreement, has had an attorney-client relationship with the Company and one or more Subscribers. Some of those matters which have been the subject of representation have been completed and some are continuing. The Company and the Subscriber also recognize and acknowledge that the Firm has been engaged to represent the Company in the drafting of this Agreement and the Note and certain matters related to the Offering. The parties recognize that each of the Subscriber and the Company may have different interests in the Offering but notwithstanding that fact, the Company and all Subscribers have, and do hereby, expressly give their direct, collective, informed and unconditional consent to such representation in light of, among other factors, the economic and timing factors involved in drafting this Agreement and other Offering Documents provided the Firm shall not represent any Subscribers in litigation relating to the Offering against the Company. All Subscribers and the Company recognize that if the Company or any or all of the Subscribers desire individual representation with regard to this Offering by independent counsel, the Company and each and every Subscriber who so desires is free to engage such counsel at their own expense. The parties knowingly and voluntarily hereby waive any actual or potential conflict of interest between the Firm, the Subscribers and the Company and hereby acknowledge that as to some communications with a Subscriber and the Firm (or any attorney associated with the Firm), the attorney-client privilege giving a client the right to have his lawyer keep his communications confidential may be subject to being waived by any one of the Subscribers or the Company.

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The parties have executed this Convertible Note Purchase Agreement as of the date first written above.

COMPANY:
LA ROSA HOLDINGS CORP.

By:
Joseph La Rosa
Chief Executive Officer

[Signature Page to Convertible Note Purchase Agreement]

The parties have executed this Convertible Note Purchase Agreement as of the date first written above.

SUBSCRIBER:

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Convertible Note Purchase Agreement]

EXHIBIT INDEX

Exhibit A -	Schedule of Subscribers

Exhibit B -	Form of Promissory Note

[Exhibit Index to Convertible Note Purchase Agreement]

EXHIBIT A

SCHEDULE OF SUBSCRIBERS

Name/Address and Facsimile Number/E-Mail Address/Telephone Number/Tax ID Number of Subscriber	Original Principal Amount of Note

Name:	$______.00
Address:
Telephone:
E-Mail:
Fax:
Tax ID No.

Name:	$______.00
Address:
Telephone:
E-Mail:
Fax:
Tax ID No.

Name:	$______.00
Address:
Telephone:
E-Mail:
Fax:
Tax ID No.

EXHIBIT B

FORM OF CONVERTIBLE PROMISSORY NOTE